UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2009
Littelfuse, Inc.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State of Incorporation)	0-20388 (Commission File No.)	36-3795742 (I.R.S. Employer Identification No.)
O’Hare Plaza
8755 West Higgins Road, Suite 500
Chicago, Illinois 60631
(Address of principal executive offices, including zip code)
(847) 824-1188
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1
EX-10.2
EX-10.3

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 9, 2009, Littelfuse, Inc. (the “Company”) amended and restated the Littelfuse, Inc. 401(k) Savings Plan (the “401(k) Plan”) to (a) change its name to the Littelfuse, Inc. 401(k) Retirement and Savings Plan and (b) provide (i) fully vested matching contributions equal to 100% of the first 4% of a participant’s pay contributed to the 401(k) Plan and (ii) fully vested non-elective contributions equal to 5% of a participant’s pay to those participants who participated in the Littelfuse, Inc. Retirement Plan and have a combined age and years of service of at least 60 as of January 1, 2010. The amendment to the 401(k) Plan is attached hereto as Exhibit 10.1.
     On the same date, the Company also amended the Littelfuse, Inc. Supplemental Executive Retirement Plan to freeze contributions and to set the annual interest rate credited to accounts until distributed at the 5-year Treasury constant maturity rate. The amendment to the terms of the Supplemental Executive Retirement Plan is attached hereto as Exhibit 10.2.
     On October 9, 2009, the Company adopted the Littelfuse, Inc. Supplemental Retirement and Savings Plan, effective January 1, 2010 (the “Supplemental Plan”), for certain management employees, including the named executive officers. The Supplemental Plan is a non-qualified retirement plan that allows participants to plan for retirement by contributing up to 90% of their annual compensation. The Supplemental Plan provides (i) fully vested matching contributions in an amount equal to up to 4% of a participant’s annual compensation in excess of the IRS compensation limit applicable to the Company’s 401(k) plan and (ii) fully vested non-elective contributions equal to 5% of a participant’s annual compensation in excess of the IRS compensation limit applicable to the Company’s 401(k) plan to those participants who participated in the Littelfuse, Inc. Retirement Plan and have a combined age and years of service of at least 60 as of January 1, 2010. A copy of the Supplemental Plan is attached hereto as Exhibit 10.3
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
10.1	Amended and Restated Littelfuse, Inc. 401(k) Retirement and Savings Plan.

10.2	Amendment to Littelfuse, Inc. Supplemental Executive Retirement Plan

10.3	Littelfuse, Inc. Littelfuse, Inc. Supplemental Retirement and Savings Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC. (Registrant)
Date: October 16, 2009	/s/ Philip G. Franklin
Philip G. Franklin
Vice President, Operations Support, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit
Number	Description
10.1	Amended and Restated Littelfuse, Inc. 401(k) Retirement and Savings Plan.

10.2	Amendment to Littelfuse, Inc. Supplemental Executive Retirement Plan

10.3	Littelfuse, Inc. Littelfuse, Inc. Supplemental Retirement and Savings Plan